UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

RYDER SYSTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida (State or Other Jurisdiction of Incorporation)	1-4364 (Commission File Number)	59-0739250 (IRS Employer Identification No.)

3600 NW 82nd Avenue, Miami, Florida (Address of Principal Executive Offices)	33166 (Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

Item 7(c).	Exhibits

Exhibit 99.1	Press Release of Ryder System, Inc., dated October 22, 2003, reporting Ryder System, Inc.’s financial results for the quarterly period ended September 30, 2003.

Exhibit 99.2	Presentation made by Ryder System, Inc. for use in connection with a conference call and webcast related to its financial results for the quarterly period ended September 30, 2003.

Item 12.	Results of Operations and Financial Condition

     On October 22, 2003, Ryder System, Inc. (the “Company”) issued a press release reporting its financial results for the quarterly period ended September 30, 2003 (the “Press Release”). The Company will host a conference call and webcast related to the Press Release during which a presentation will be made on the Company’s financial results for the quarterly period ended September 30, 2003 (the “Presentation”). The Presentation is also available on the Company’s website. A copy of the Press Release and the Presentation are being furnished hereto as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)

Date: October 22, 2003	/s/ Tracy A. Leinbach

Tracy A. Leinbach Executive Vice President and Chief Financial Officer